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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 10, 2000


                                Onvia.com, Inc.
            (Exact name of registrant as specified in its charter)

                                   000-29609
                           (Commission File Number)

    Delaware                               91-1859172
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation)


                              1260 Mercer Street
                               Seattle, WA 98109
            (Address of principal executive offices, with zip code)

                                (206) 282-5170
             (Registrant's telephone number, including area code)
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This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by
Onvia.com, Inc., a Delaware corporation (the "Company"), on August 18, 2000
                                              -------
solely to add the financial statements of the business acquired required by Item 7(a) and the pro forma financial information required by Item 7(b).


Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the balance sheet of Globe-1, Incorporated as of December 31, 1999, and the related statements of operations, changes in shareholders' equity and cash flows for the year then ended along with the notes to the financial statements. Also included are the unaudited balance sheet and statement of changes in shareholders' equity of Globe-1, Incorporated as of June 30, 2000 and the unaudited statements of operations and cash flows for the six months ended June 30, 1999 and 2000.

     (b)  Pro Forma Financial Information.
          -------------------------------

     The following documents appear as exhibit 99.2 to this Current Report on Form 8-K/A:

     (1)  Unaudited Pro Forma Balance Sheet as of June 30, 2000;

     (2) Unaudited Pro Forma Statement of Operations for the six months ended June 30, 2000;

     (3) Unaudited Pro Forma Statement of Operations for the year ended December 31, 1999;

     (4)  Notes to the Unaudited Pro Forma Financial Statements.

     (c)  Exhibits.

          2.1* Agreement and Plan of Merger dated July 25, 2000 among the Company, Globe-1, Incorporated, a Washington corporation, and Griffin Acquisition Corporation, a Washington corporation and wholly-owned subsidiary of the Company

          23.1   Consent of Deloitte & Touche LLP

          99.1   Financial Statements of Globe-1, Incorporated

          99.2   Unaudited Pro Forma Financial Statements

          _______________

          *    Previously filed.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Onvia.com, Inc.



Date:  October 23, 2000            By:/s/ Mark T. Calvert
                                      ------------------------------------------
                                      Mark T. Calvert
                                      Vice President and Chief Financial Officer
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                               INDEX TO EXHIBITS



     Exhibit
     Number    Description
     ------    -----------

     2.1* Agreement and Plan of Merger dated July 25, 2000 among the Company, Globe-1, Incorporated, a Washington corporation, and Griffin Acquisition Corporation, a Washington corporation and wholly-owned subsidiary of the Company

     23.1      Consent of Deloitte & Touche LLP

     99.1      Financial Statements of Globe-1, Incorporated

     99.2      Unaudited Pro Forma Financial Statements
     ___________________

     *    Previously filed.